UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2023

Catalyst Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51173	56-2020050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd Suite 120 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 871-0761
 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on November 2, 2022, Catalyst Biosciences, Inc., a Delaware corporation (the “Company” or “Catalyst”), received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) informing the Company that, because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, the Company was not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Company was granted 180 calendar days, or until May 1, 2023, to regain compliance with the Minimum Bid Price Requirement.

On May 2, 2023, the Company was notified by the Listing Qualifications Staff (the “Staff”) of Nasdaq that the Company did not meet the Minimum Bid Price Requirement and was not eligible for a second 180-day period. As previously reported, on April 4, 2023, the Staff notified the Company that it failed to comply with Nasdaq’s $2,500,000 minimum stockholders’ equity requirement for continued listing as set forth in Listing Rule 5550(b)(1) (the “Equity Requirement”). The deficiency with regards to the Equity Requirement serves as an additional and separate basis for delisting. The Company plans to timely submit a hearing request to Nasdaq’s Hearings Department. A hearing request will stay the suspension of the Company’s common stock pending the panel’s conclusion of the hearing process. The Company believes that completion of the pending Business Combination Transaction (as defined below) and reverse stock split as described in the preliminary proxy statement (the “Preliminary Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023 will enable the combined company following the Business Combination Transaction to meet the applicable Nasdaq initial listing requirements, providing a basis for suspension of delisting. There can be no assurance that the Company will succeed in its hearing and that the panel will grant the Company’s request for a suspension of delisting or continued listing on The Nasdaq Capital Market, or that the combined company will meet Nasdaq’s initial listing requirements.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include Catalyst’s plans to submit a plan to Nasdaq to regain compliance with Nasdaq listing requirements, its intent to pursue a hearing before the Nasdaq Hearings Panel, and the potential that Catalyst will regain compliance. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to be, and does not constitute, an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions between Catalyst, GNI USA, Inc., a Delaware corporation (“GNI USA”), GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Group”), GNI Hong Kong Limited, a company incorporated under the laws of Hong Kong with limited liability (“GNI HK”), Shanghai Genomics, Inc., a company organized under the laws of the People’s Republic of China (“Shanghai Genomics”, and collectively with GNI USA, GNI Group and GNI HK, the “Contributors,” and each a “Contributor”), the individuals (each, a “Minority Holder” and collectively, the “Minority Holders”) listed on Annex A of that certain Business Combination Agreement, dated December 26, 2022, and Continent Pharmaceuticals Inc., a Cayman Islands company limited by shares (the “CPI”) (the “Business Combination Transaction”), Catalyst has filed relevant materials with the SEC, including a Preliminary Proxy Statement, and intends to file a definitive proxy statement and a registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST URGES ITS INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, CPI, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Preliminary Proxy Statement, and will be able to obtain free copies of the definitive proxy statement and the prospectus and other documents filed by Catalyst with the SEC (when they become available), through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences, Inc. at 611 Gateway Blvd. Suite 120, South San Francisco, California 94080. Investors and stockholders are urged to read the definitive proxy statement and prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

Catalyst, the Contributors, the Minority Holders, the entities held by the Minority Holders, and CPI, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the  Preliminary Proxy Statement for Catalyst’s 2023 special meeting of stockholders filed with the SEC on March 30, 2023, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Information regarding the persons who may be deemed participants in the solicitation of proxies has been included in the Preliminary Proxy Statement filed with the SEC and additional information may be included in the definitive proxy statement and prospectus relating to the proposed transactions to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: May 5, 2023	By:	/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D. President and Chief Executive Officer